SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 16, 1998

                         THE BEAR STEARNS COMPANIES INC.
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             (Exact name of registrant as specified in its charter)


DELAWARE                           File No. 1-8989               13-3286161
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(State or other                  (Commission File                (IRS Employer
jurisdiction of                      Number)                     Identification
incorporation)                                                      Number)


                    245 Park Avenue, New York, New York 10167
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               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (212) 272-2000


                                 Not Applicable
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          (former name or former address, if changed since last report)

Item 5.   Other Events

Filed herewith are copies of:

          (a) Indenture, dated as of December 16, 1998, between The Bear Stearns Companies Inc. (the "Company") and The Chase Manhattan Bank (the "Debenture Trustee");

          (b) First Supplemental Indenture, dated as of December 16, 1998, between the Company, and the Debenture Trustee;

          (c)  7 1/2% Junior  Subordinated  Deferrable  Interest  Debenture  due
               December  15,   2028,   dated   December  16,  1998,   evidencing
               $309,278,375 principal amount of Debentures;

          (d) Amended and Restated Trust Agreement, dated as of December 16, 1998, among the Company, as Depositor, The Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank Delaware, as Delaware Trustee, the Administrators named therein and the Holders defined therein;

          (e) Certificate No. P-1, dated December 16, 1998, Evidencing 8,000,000 shares of 7 1/2% Trust Issued Preferred Securities of Bear Stearns Capital Trust II (Liquidation Amount $25 per Preferred Security);

          (f) Certificate No. P-2, dated December 16, 1998, Evidencing 4,000,000 shares of 7 1/2% Trust Issued Preferred Securities of Bear Stearns Capital Trust II (Liquidation Amount $25 per Preferred Security);

          (g) Preferred Securities Guarantee Agreement, dated as of December 16, 1998, executed and delivered by the Company, as Guarantor, and The Chase Manhattan Bank, as Guarantee Trustee, for the benefit of the Holders (as defined therein) of the Preferred Securities (as defined therein) of Bear Stearns Capital Trust II.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial Statements of Businesses Acquired:

                  Not applicable.

          (b)  Pro Form Financial Information:

                  Not applicable.

          (c)  Exhibits:

               (4.3) Indenture, dated as of December 16, 1998, between The Bear Stearns Companies Inc. (the "Company") and The Chase Manhattan Bank, as Debenture Trustee.

               (4.4) First Supplemental Indenture, dated as of December 16, 1998, between the Company and The Chase Manhattan Bank, as Debenture Trustee;

               (4.4.1) 7 1/2% Junior Subordinated Deferrable Interest Debenture due December 15, 2028, dated December 16, 1998, evidencing $309,278,375 principal amount of Debentures;

               (4.9) Amended and Restated Trust Agreement, dated as of December 16, 1998, among the Company, as Depositor, The Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank Delaware, as Delaware Trustee, the Administrators named therein and the Holders defined therein;

               (4.10.1) Certificate No. P-1, dated December 16, 1998, Evidencing 4,000,000 shares of 7 1/2% Trust Issued Preferred Securities of Bear Stearns Capital Trust II (Liquidation Amount $25 per Preferred Security);

               (4.10.2) Certificate No. P-2, dated December 16, 1998, Evidencing 7 1/2% Trust Issued Preferred Securities of Bear Stearns Capital Trust II (Liquidation Amount $25 per Preferred Security) representing 4,000,000 Preferred Securities;

               (4.11) Preferred Securities Guarantee Agreement, dated as of December 16, 1998, executed and delivered by the Company, as Guarantor, and The Chase Manhattan Bank, as Guarantee Trustee, for the benefit of the Holders (as defined therein) of the Preferred Securities (as defined therein) of Bear Stearns Capital Trust II.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE BEAR STEARNS COMPANIES INC.


                                        By:  /s/ Samuel L. Molinaro Jr.
                                             ---------------------------
                                                 Samuel L. Molinaro Jr.
                                        Senior Vice President - Finance and
                                        Chief Financial Officer


Dated:  December 17, 1998

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX



Exhibit No.              Description
-----------              -----------

(4.3) Indenture, dated as of December 16, 1998, between The Bear Stearns Companies Inc. (the "Company") and The Chase Manhattan Bank, as Debenture Trustee.

(4.4) First Supplemental Indenture, dated as of December 16, 1998, between the Company and The Chase Manhattan Bank, as Debenture Trustee.

(4.4.1) 7 1/2% Junior Subordinated Deferrable Interest Debenture due December 15, 2028, dated December 16, 1998, evidencing $309, 278,375 principal amount of Debentures.

(4.9) Amended and Restated Trust Agreement, dated as of December 16, 1998, among the Company, as Depositor, The Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank Delaware, as Delaware Trustee, the Administrators named therein and the Holders defined therein.

(4.10.1) Certificate No. P-1, dated December 16, 1998, Evidencing 4,000,000 shares of 7 1/2% Trust Issued Preferred Securities of Bear Stearns Capital Trust II (Liquidation Amount $25 per Preferred Security).

(4.10.2) Certificate No. P-2, dated December 16, 1998, Evidencing 7 1/2% Trust Issued Preferred Securities of Bear Stearns Capital Trust II (Liquidation Amount $25 per Preferred Security) representing 4,000,000 Preferred Securities.

(4.11) Preferred Securities Guarantee Agreement, dated as of December 16, 1998, executed and delivered by the Company, as Guarantor, and The Chase Manhattan Bank, as Guarantee Trustee, for the benefit of the Holders (as defined therein) of the Preferred Securities (as defined therein) of Bear Stearns Capital Trust II.